SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                          [ X ]
Filed by a Party other than the Registrant       [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                  Franklin New York Tax-Free Income Fund, Inc.
                (Name of Registrant as Specified In its Charter)

                  Franklin New York Tax-Free Income Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a- (i)(1), or 14a-6(j)(2)

[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4)  Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ X ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:




                  IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                 FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.

The attached materials include a proxy statement and your proxy card for the upcoming shareholders' meeting on September 18, 1996. The proxy card serves as a ballot, allowing you to express your views regarding certain aspects of the Fund's operations. Please fill out and sign the proxy card, and return it in the enclosed postage-prepaid envelope to the Fund and we will vote the proxy exactly as you tell us at the shareholders' meeting. If you simply sign and return the proxy card, we will vote as described under "Who is asking for my vote?"

By completing and signing the proxy card, and mailing it to the Fund, you reduce the possibility that the Fund will need to conduct additional or follow-up solicitations of shareholders.

When you review the attached proxy statement, you will discover that the Fund is requesting your vote on three specific matters, including the election of the Board of Directors, approval of the Board of Directors' selection of independent auditors for the Fund, and a change in the place and form of organization for the Fund.


                                TABLE OF CONTENTS

A Letter from the President

Notice of Annual Meeting of Shareholders


      The Proxy Statement....................................  1

      Proposal I - Election of Directors.....................  2

      Proposal II - To ratify or reject the selection
      of independent auditors................................  6

      Proposal III - To approve or disapprove a change of the
      Fund's place and form of organization from a New York
      corporation to a Delaware business trust...............  7

      Proposal IV - Other Matters............................ 18

      Other Information...................................... 18

Appendix A................................................... 19

Appendix B................................................... 23


                                                       777 Mariners Island Blvd.
                                                       P.O. Box 7777
                                                       San Mateo, CA 94403-7777
                                                       415/312-3000
- --------------------------------------------------------------------------------



A LETTER FROM THE PRESIDENT

Dear Shareholders:

My purpose in writing is to request that you consider specific matters that relate to your ownership of shares in the Franklin New York Tax-Free Income Fund, Inc. (the "Fund"). The Board of Directors of the Fund asks that you cast your proxies on three specific issues as listed in the Notice of Annual Meeting of Shareholders and described in the proxy statement.

As you review the proxy statement for the 1996 Annual Meeting of Shareholders, you will discover that it now includes explanatory notes (in italics) that are designed to provide you with a simpler and more concise explanation of certain issues. While much of the information that must be furnished in the proxy statement is technical and required by the Fund's regulator, we hope that the use of these explanations will be helpful to you.

The vote of each shareholder is important to the Fund. On behalf of the Directors, thank you in advance for the consideration that I am confident you will give to these issues as you read the proxy statement and execute your proxy card.

                                   Sincerely,




                                    CHARLES B. JOHNSON
                                    President





                     This page intentionally left blank.





     THE NOTICE,  SET FORTH BELOW,  CONSTITUTES THE FORMAL AGENDA FOR THE ANNUAL
     MEETING  OF  SHAREHOLDERS.   THE  NOTICE  SPECIFIES  WHAT  ISSUES  WILL  BE
     CONSIDERED BY SHAREHOLDERS, AND THE TIME AND LOCATION OF THE MEETING.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.


                  FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 18, 1996


To the Shareholders of Franklin New York Tax-Free Income Fund, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin New York Tax-Free Income Fund, Inc. (the "Fund") will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591, at 10:00 a.m. Eastern Time, on September 18, 1996, for the following purposes:

      I.   To elect a Board of Directors of the Fund.

      II.  To ratify or reject the selection of Coopers & Lybrand
           L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending May 31, 1997.

      III. To approve or disapprove a change of the Fund's place and form of organization from a New York corporation to a Delaware business trust.

      IV. To consider any other business as may properly come before the Meeting.

Pursuant to the Fund's By-Laws, the Board of Directors has fixed the close of business on July 30, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at that time will be entitled to vote at the Meeting or any adjournment thereof.

                                         By Order of the Board of Directors



                                         BRIAN E. LORENZ
                                         Secretary


San Mateo, California
Dated: August 9, 1996


- --------------------------------------------------------------------------------

                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

- --------------------------------------------------------------------------------





                     This page intentionally left blank.





                  FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.
                                 PROXY STATEMENT

                            777 MARINERS ISLAND BLVD.
                               SAN MATEO, CA 94404

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 18, 1996



     THE PROXY STATEMENT IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION NECESSARY TO VOTE ON THE MATTERS LISTED IN THE NOTICE. CERTAIN INFORMATION IN THE PROXY STATEMENT MUST BE INCLUDED BECAUSE OF REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), THE FUND'S REGULATOR. SOME OF THIS INFORMATION MAY BE TECHNICAL.

o WHO IS ASKING FOR MY VOTE?

The directors of Franklin New York Tax-Free Income Fund, Inc. (the "Fund") who are responsible for overseeing the Fund have asked that you vote on several matters. The vote will be formally taken at the annual meeting (the "Meeting") of shareholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591, at 10:00 a.m. Eastern Time and at any and all adjournments thereof.

You may vote in person at the Meeting, or you may vote by returning the enclosed proxy card in advance of the Meeting. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person.

The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. The Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund and Franklin Advisers, Inc. and its affiliates, without any extra compensation, may conduct additional solicitations by telephone, telegraph and personal interviews. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $97,702 and $216,785. It is expected that this proxy statement will first be mailed to shareholders on or about August 9, 1996.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as directors of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event any such nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending May 31, 1997; FOR the approval of a change of the Fund's place and form of organization from a New York corporation to a Delaware business trust; and in the discretion of the proxyholders upon such other business not now known or determined which may legally come before the Meeting. Under relevant state law and the Fund's charter and By-Laws, abstentions and broker non-votes will be included for the purpose of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for the purpose of determining whether matters to be voted upon at the Meeting have been approved.


o WHO IS ELIGIBLE TO VOTE?

Only shareholders of record at the close of business on July 30, 1996, are entitled to vote at the Meeting or any adjournment thereof. On that date, the number of outstanding voting securities (shares) of Franklin New York Tax-Free Income Fund - Class I was 410,613,240.735, and Franklin New York Tax-Free Income Fund - Class II was 4,000,045.855, with each share of capital stock having a par value of one cent ($.01) per share and each share being entitled to one vote. To the best of the Fund's knowledge, as of July 30, 1996, no person beneficially or of record owns 5% or more of the outstanding shares of either class of the Fund.


                        PROPOSAL I: ELECTION OF DIRECTORS


THE ROLE OF DIRECTORS IS TO PROVIDE GENERAL OVERSIGHT OF THE FUND'S BUSINESS, AND TO ENSURE THAT THE FUND IS OPERATED FOR THE BENEFIT OF SHAREHOLDERS. THE DIRECTORS MEET MONTHLY, AND REVIEW THE FUND'S INVESTMENT PERFORMANCE. THE
DIRECTORS ALSO OVERSEE THE SERVICES FURNISHED TO THE FUND BY ITS INVESTMENT ADVISER AND VARIOUS OTHER SERVICE PROVIDERS.

The following persons have been nominated to be Directors of the Fund to hold office until the next annual meeting of shareholders and until their successors are elected and shall qualify. Each of the nominees is presently serving as a Director of the Fund, and has previously been elected by the shareholders.

All of the nominees have consented to serve as Directors. If any nominee is not available for election at the time of the Meeting, however, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, is required to elect the Directors.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Directors of the Fund (the "Board"). If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are designated by an asterisk (*). Messrs. Charles B. Johnson, and Rupert H. Johnson, Jr. may be deemed to be "interested persons" due to their status as officers of the Fund and their positions with the Fund's investment advisor.




                                                                      SHARES
                                                                    BENEFICIALLY
 NAME, AGE, ADDRESS AND                                             OWNED AS OF
 FIVE-YEAR BUSINESS EXPERIENCE        LENGTH OF SERVICE            JULY 11, 1996
- --------------------------------------------------------------------------------
*Harris J. Ashton (64)                Director since May 1982      none
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (64)             Director since May 1982      none
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (63)              Director since May 1982      none
 777 Mariners Island Blvd.            and President since
 San Mateo, CA 94404                  July 1983

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)          Director since May 1983      none
 777 Mariners Island Blvd.            and Vice President since
 San Mateo, CA 94404                  September 1983

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin (68)               Director since October       none
 8212 Burning Tree Road               1992
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., MCI Communications, Inc., MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), Fusion Systems Corporation (industrial technology), and Source One Mortgage Services Corporation (information services); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

The executive officers of the Fund other than those listed above are:

NAME, AGE, ADDRESS, AND FIVE-YEAR BUSINESS EXPERIENCE
- --------------------------------------------------------------------------------
Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards of the Fund since January 1995 and officer in various capacities since September 1986

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since July 1987

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Chief Financial Officer since January 1995

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President since May 1992

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (33)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since September 1994

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since January 1995

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.


Brian E. Lorenz (57)
One North Lexington Avenue
White Plains, New York 10001-1700
Secretary since inception of the Fund in 1982


Attorney, member of the law firm of Bleakley Platt & Schmidt; officer of three of the investment companies in the Franklin Group of Funds.


John B. Pinkham (66)
16 South Main Street
Norwalk, CT 06854
Vice President of the Fund since March 1995


Vice President of Franklin Advisers, Inc. in portfolio management capacities; and officer of one investment company in the Franklin Group of Funds.

All officers serve at the pleasure of the Board.

Directors of the Fund who are not affiliated with Franklin Advisers, Inc. ("nonaffiliated directors") are currently paid fees of $800 per month plus $800 per meeting attended. Certain of the nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds from which they may receive fees for their services. Legal fees and expenses of $29,969 were paid during the fiscal year ended May 31, 1996, to the law firm of which Mr. Lorenz is a partner, and which acts as counsel to the Fund. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                                     NUMBER OF          TOTAL COMPENSATION
                                   AGGREGATE       BOARDS IN THE            FROM THE
                                 COMPENSATION    FRANKLIN TEMPLETON     FRANKLIN TEMPLETON
                                   FROM THE      GROUP OF FUNDS ON       GROUP OF FUNDS,
NAME                                FUND*        WHICH EACH SERVES**    INCLUDING THE FUND***
- --------------------------------------------------------------------------------------------
Harris J. Ashton.............     $19,200               55                  $327,925
S. Joseph Fortunato..........     $19,200               57                  $344,745
Gordon S. Macklin............     $19,200               52                  $321,525


*For the fiscal year ended May 31, 1996.
**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 166 U.S. based funds or series.
***For the calendar year ended December 31, 1995.


The nonaffiliated directors of the Fund are also reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as a director, trustee or managing general partner.


Certain officers and directors of the Fund are shareholders of Franklin Resources, Inc. ("Resources") and may be deemed to receive indirect remuneration by virtue of their participation in the management fees, underwriting commissions and Rule 12b-1 fees received by Franklin Advisers, Inc. ("Advisers") and Franklin/Templeton Distributors, Inc ("Distributors").


During the fiscal year ended May 31, 1996, there were twelve meetings of the Board. All of the Directors attended at least 75% of the meetings.

The Board does not currently have a standing audit, nominating or compensation committee.


As of July 11, 1996, the officers and directors, as a group, owned of record and beneficially approximately 21,512.088 shares of Franklin New York Tax-Free Income Fund - Class I and no shares of Franklin New York Tax-Free Income Fund - Class II, or less than 1% of the outstanding shares of either class. Many of the Fund's directors own shares in various of the other funds in the Franklin Templeton Group of Funds.



                        PROPOSAL II: TO RATIFY OR REJECT
                      THE SELECTION OF INDEPENDENT AUDITORS

The Board is requesting ratification of its designation of Coopers & Lybrand L.L.P. ("Coopers"), Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending May 31, 1997. The selection of auditors was approved at a meeting of the Board on April 18, 1996, including the favorable vote of a majority of the Directors who are not interested persons of the Fund. During the fiscal year ended May 31, 1996, the auditing services of Coopers consisted of the rendering of an opinion on the financial statements of the Fund. Coopers does not intend to send a representative to be present at the Meeting.

Required Vote - The favorable vote of a majority of the shares represented at the Meeting, in person or by proxy, is required to ratify the selection of independent auditors.


Recommendation of the Board - The Board unanimously recommends that you vote in favor of the ratification of the selection of Coopers as independent auditors of the Fund for the fiscal year ending May 31, 1997.



                     PROPOSAL III: TO APPROVE OR DISAPPROVE
           A CHANGE OF THE FUND'S PLACE AND FORM OF ORGANIZATION FROM
               A NEW YORK CORPORATION TO A DELAWARE BUSINESS TRUST

                             SUMMARY OF THE PROPOSAL

THE DIRECTORS RECOMMEND THAT YOU APPROVE A CHANGE IN THE PLACE AND FORM OF ORGANIZATION OF THE FUND FROM A NEW YORK CORPORATION TO A DELAWARE BUSINESS TRUST. THE PROPOSED CHANGE WILL BE REFERRED TO IN THIS PROXY STATEMENT AS THE "REORGANIZATION."

o WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS
  STOCKHOLDERS?

The Reorganization involves the continuation of the Fund in the form of a newly created Delaware business trust named "Franklin New York Tax-Free Income Fund" (referred to in this proxy statement as the "Trust"). The Trust will have the same investment objective, investment policies and investment limitations as the Fund; the existing Fund assets will become assets of the Trust; the nominees for Directors of the Fund will be the Trustees of the Trust; the current officers of the Fund will be the same as the officers of the Trust; and each stockholder will own an interest in the Trust that is equivalent to his or her interest in the Fund on the closing date of the Reorganization. In essence, your investment in the Fund will not change for all practical purposes.

o WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE
  REORGANIZATION?


The Directors believe that mutual funds formed as Delaware business trusts have advantages in addition to those available to New York Corporations, primarily because Delaware law permits a less complicated structure and allows greater flexibility in a fund's business operations.

DELAWARE LAW CONTAINS PROVISIONS SPECIFICALLY DESIGNED FOR MUTUAL FUNDS, WHICH TAKE INTO ACCOUNT THEIR UNIQUE STRUCTURE AND OPERATIONS, AND ALLOWS FUNDS TO SIMPLIFY THEIR OPERATIONS BY REDUCING ADMINISTRATIVE BURDENS AND TO GENERALLY OPERATE MORE EFFICIENTLY THAN UNDER NEW YORK LAW. FOR EXAMPLE, FUNDS ORGANIZED AS DELAWARE BUSINESS TRUSTS HAVE THE AUTHORITY TO ESTABLISH MULTIPLE SERIES1 OF SHARES, EACH OF WHICH INVESTS IN A SEPARATE SERIES OF SECURITIES, AND MAY ALSO ESTABLISH MULTIPLE CLASSES OF SHARES WITHIN SUCH SERIES IN EACH CASE THROUGH ACTION TAKEN BY THE FUND'S TRUSTEES OR DIRECTORS. UNDER NEW YORK LAW, SUCH ACTIONS REQUIRE THAT A FUND AMEND ITS CERTIFICATE OF INCORPORATION NECESSITATING A MEETING OF SHAREHOLDERS TO APPROVE SUCH AMENDMENT EACH TIME IT DESIRES TO CREATE A CLASS OR SERIES EVEN THOUGH SUCH CREATION HAS NO EFFECT ON THE INVESTMENTS OR RIGHTS OF SUCH SHAREHOLDERS. SIMILARLY, UNDER DELAWARE LAW, SHAREHOLDER MEETINGS ARE REQUIRED ONLY TO OBTAIN SHAREHOLDER APPROVAL OF MATTERS WHERE SUCH APPROVAL IS REQUIRED UNDER THE 1940 ACT AND FEDERAL SECURITIES LAW WHEREAS UNDER NEW YORK LAW STOCKHOLDER MEETINGS MUST BE HELD ANNUALLY WHETHER OR NOT MATTERS REQUIRING SUCH APPROVAL ARISE.


o WHAT IS INVOLVED IN THE PROCESS OF REORGANIZING THE FUND?


The Reorganization involves a legal transaction through which the Fund will be reorganized into the Trust, and the Trust, as the Fund's successor, will continue the business of the Fund for the Fund's stockholders. As outlined in an Agreement and Plan of Reorganization approved by the Directors, the Fund will transfer substantially all of its assets (its portfolio securities), subject to any of its liabilities, to the Trust, and the Trust, in exchange, will provide the Fund with shares of the Trust to be distributed to the Fund's stockholders. The shares of the Trust will be issued in classes, as are the existing shares of the Fund, and the Trust will open an account for each Fund stockholder, and credit to that account the exact number of shares the stockholders held in the corresponding class of the Fund on the effective date of the Reorganization. After the Reorganization, the Fund will be dissolved and will go out of existence.

1The term "Series" in the mutual fund industry is used to refer to shares that represent interests in separate portfolios of investments with differing investment objectives. "Classes" of shares represent sub-division of series with differing preferences, rights and privileges as the directors or trustees may determine and, in most circumstances, differing marketing attributes. The terms do not necessarily correspond to the terms that are used under the New York corporate law, but will be used for ease of reference in this discussion.


The Trust was formed for the sole purpose of becoming the successor to the Fund after the Fund's Directors approved the Reorganization on July 15, 1996. At that time, the officers and Directors of the Fund were appointed as the officers and Trustees of the Trust, and the Trustees took all the actions necessary so that the Trust now stands ready to take over the Fund's business. For example, the Trustees approved an investment management agreement with Advisers for the Trust that is substantially identical to the current investment management agreement between Advisers and the Fund. The Trust will also adopt the Fund's Prospectus as its own Prospectus, with amendments to show the new name and structure, if stockholders approve the Reorganization.

If stockholders approve the Reorganization, the Trust will become your mutual fund. You will own exactly the same amount of shares of either class of the Trust that you owned in the corresponding class of the Fund, and they will be worth exactly the same dollar amount as your Fund shares on the effective date of the Reorganization. Afterwards, the Trust will operate in the same way that the Fund operated.

o WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "Yes" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware business trust with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements are substantially identical to those of the Fund. These are items which are usually separately approved by shareholders either periodically or, if there are changes, more often as required by the federal securities laws.

This proxy statement contains detailed information about the Trustees of the Trust; the independent auditors of the Trust; the investment manager and management agreement for the Trust; and the distribution plan for each class of shares of the Trust.

o ARE THERE ANY TAX CONSEQUENCES FOR STOCKHOLDERS?

The Reorganization is designed to be tax free for federal and state income tax purposes so that stockholders do not experience a taxable gain or loss when the Reorganization is completed.

o WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?


Any request to sell (redeem) shares of the Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the appropriate class of the Fund. Any request to sell (redeem) shares received or processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the appropriate class of the Trust.


o WHAT VOTE IS REQUIRED TO APPROVE THE REORGANIZATION?

Approval of this proposal requires the vote of two-thirds of the Fund's total outstanding shares issued in its two classes of shares in the aggregate as well as a majority of outstanding shares issued within each such class represented either in person at the meeting or through a proxy card.

                                    * * *

At its meeting on July 15, 1996, the Board approved, subject to the approval of the Fund's stockholders, the concept of the Reorganization, pursuant to which the Fund's place and form of organization would be changed from a New York corporation to a Delaware business trust. At the meeting, the Board also approved an Agreement and Plan of Reorganization (the "Agreement and Plan"), in substantially the form attached hereto as Appendix A, which provides for the reorganization of the Fund into the Trust.

Advisers will be responsible for the investment of the Trust's assets, subject to supervision by the Trust's Board of Trustees, under an investment management agreement substantially identical to the current agreement between the Fund and Advisers. For a discussion of the current and proposed investment management agreements with Advisers, see "Information Concerning Advisers and the Management Agreements," below. The Trust will enter into an agreement with Franklin/Templeton Investor Services, Inc. ("Investor Services") for transfer agency and shareholder servicing which is substantially identical to the agreement currently in effect for the Fund. Distributors will act as the Trust's principal underwriter under a distribution agreement between Distributors and the Trust, which is substantially identical to the distribution agreement currently in effect for the Fund. The Trust has adopted a distribution plan for each of its two classes of shares pursuant to Rule 12b-1 under the 1940 Act, which is substantially identical to the plan currently in place for each class of the Fund. More detailed information about the service provider arrangements and the distribution plans is outlined below.

REASONS FOR THE REORGANIZATION

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The  Directors  unanimously  recommend  conversion  of the Fund into a  Delaware business trust, because they have determined that Delaware law affords advantages to the operations of a mutual fund in addition to those available under New York law. The Reorganization would also increase uniformity among the mutual funds within the Franklin Group of Funds(R) and the Templeton Funds
(collectively referred to as the "Franklin Templeton Group of Funds") which currently has several funds organized as Delaware business trusts, and for which the Delaware business trust form has been chosen for new funds over the past five years. Increased uniformity among the funds, many of which share common directors and trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with varying state corporate laws and also reduce administrative burdens.

The advantages of the Delaware business trust structure for mutual funds arise from the fact that the Delaware Business Trust Act (the "Delaware Act") allows greater operational flexibility while continuing the favorable state tax treatment for mutual funds. The Delaware Act permits a less complicated structure for mutual funds than most corporate laws, and allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders.

The Delaware Act contains certain provisions specifically designed for mutual funds. For example, mutual funds organized as Delaware business trusts are not required to hold annual meetings of shareholders, which can result in substantial savings for funds. In addition, a fund organized as a Delaware business trust is not required to seek and obtain shareholder approval before taking actions for which shareholder approval would not be required under the 1940 Act, if the fund's trustees and officers believe that shareholder approval is not necessary. Unlike New York law, this flexibility allows a fund, for example, to issue new series or classes of its shares or to change its name or the name of one of its series without seeking a shareholder vote. Of course, shareholder voting is still required for certain fundamental matters and matters affecting the rights or interests of particular shareholders.

A comparison of the Delaware Act and the New York law applicable to the Trust and the Fund, respectively, as well as a comparison of relevant provisions of the governing documents of the Trust and the Fund, is included in Appendix B, which is entitled "Differences Between the Legal Structure of a Delaware Business Trust and a New York Corporation."

PROCEDURES FOR REORGANIZATION

WHAT IS INVOLVED IN THE PROCESS OF REORGANIZING THE FUND?

As stated in the Agreement and Plan, on the effective date of the Reorganization, the Fund will transfer substantially all of its portfolio securities and any other assets, subject to its liabilities, to the Trust. In exchange for such assets and the assumption of such liabilities, the Trust will issue its own shares to the Fund, in exactly the same dollar amount as that of the assets and liabilities that were transferred by the Fund to the Trust. The Fund will then distribute those Trust shares pro rata to the Fund's stockholders, so that stockholders receive exactly the same number and dollar amount of shares of the particular class of the Trust as the amounts that they previously held in the corresponding class of the Fund.

Upon completion of the Reorganization, the Trust will continue the Fund's business with the same investment objective and policies; will hold the same portfolio of securities previously held by the Fund; and will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the Trust will adopt the Fund's existing registration statement (which includes its Prospectus) under the Securities Act of 1933 and the 1940 Act, with amendments to show the new name and Delaware business trust structure. Completion of the Reorganization, in the opinion of Bleakley Platt & Schmidt, counsel to both the Fund and Trust, will not result in the recognition of income, gain or loss for federal and New York State income tax purposes by the Fund, the Trust or the Fund's stockholders. See "Federal and State Income Tax Consequences of the Reorganization."


The Agreement and Plan provides that, as soon as practicable after the closing of the Reorganization, the officers and Directors of the Fund will file Articles of Dissolution on behalf of the Fund in the State of New York, after which the Fund's legal existence will be terminated. As part of the Reorganization, the Trust will become responsible for all the liabilities and obligations of the Fund and the liabilities of the Fund or of its stockholders, directors, or officers shall not be affected by the Reorganization, nor shall the right of the creditors thereof or any persons dealing with such persons or any liens upon the property of such persons be impaired by the Reorganization. The Reorganization is subject to a number of conditions which are customary in reorganizations of this kind. The Agreement and Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Board.


At present, it appears that the most advantageous time to complete the Reorganization is on or before October 1, 1996. However, if the Reorganization is approved by stockholders, the Reorganization will be completed on such date as the Directors deem advisable and in the best interest of stockholders. If the Reorganization is not approved or if the Directors determine to terminate or abandon the Reorganization, the Fund will continue to operate as a New York corporation.

EFFECT OF STOCKHOLDER APPROVAL OF THE REORGANIZATION

WHAT IS THE EFFECT OF MY "YES" VOTE?

An investment company registered under the 1940 Act is required by the 1940 Act to: (1) submit the selection of the company's independent auditors to all shareholders for their ratification; (2) provide for the election of the company's directors (or trustees) by the shareholders; (3) submit the investment management agreement for the investment company to the shareholders for initial approval; and (4) submit any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act with respect to any class or series of such company to the shareholders of the particular class or series for approval.


The Directors of the Fund believe that it is in the interest of the Fund's stockholders (who will become the Trust's shareholders if the Reorganization is approved) to avoid the considerable expense of a shareholders' meeting to obtain the shareholder approvals described above, shortly after the effective date of the Reorganization. The Directors also believe that it is not in the interest of the stockholders to carry out the Reorganization if the surviving Trust would not have independent auditors, a board of trustees, a management agreement, or distribution plans which are duly approved by shareholders and, therefore, which comply with the 1940 Act.


The Directors will, therefore, consider that approval of the Reorganization by the requisite vote of the stockholders will also constitute, for the purposes of the 1940 Act: (1) ratification of the selection of Coopers, previously selected as the Fund's independent auditors, to be the Trust's independent auditors; (2) election of the Directors of the Fund who are in office at the time of the effective date of the Reorganization as Trustees of the Trust; (3) approval of a new investment management agreement between the Trust and Advisers which is substantially identical to the agreement currently in place between the Fund and Advisers; and (4) approval of a separate distribution plan for each class of shares of the Trust adopted pursuant to Rule 12b-1 under the 1940 Act, which is substantially identical to the respective plan currently in place for each class of the Fund.

The Trust will issue a single share of each of its classes to the Fund, and, assuming stockholder approval of the Reorganization, the officers of the Fund, prior to the Reorganization, will cause the Fund, as the sole shareholder of each class of the Trust, to vote such shares "FOR" the matters specified in the above paragraph. The Trust will then consider the shareholder approval requirements of the 1940 Act referred to above to have been satisfied.

CAPITALIZATION AND STRUCTURE


The Fund is a corporation established in 1982 pursuant to the New York Business Corporation Law (the "BCL"). Article Fourth of the Fund's Certificate of Incorporation ("Certificate") currently authorizes the issuance of five billion (5,000,000,000) shares of stock with a par value of one cent ($0.01) per share sub-divided into shares of "Class I" and "Class II," with two and one half billion (2,500,000,000) authorized shares being allocated to each such class of shares. Each of the two classes of the Fund has distinct rights and preferences notably, expenses related to, and consequently, dividends paid on each class are different as compared to the other class because each class carries a different distribution plan.


The Trust was created on July 15, 1996 pursuant to the Delaware Act. The Trust has an unlimited number of shares of beneficial interest authorized, all of which have a par value of $0.01 per share. A single series of the Trust has been authorized by the Trustees to correspond with the single series of the Fund, and an unlimited number of shares have been allocated to such series. The shares of the single series are further sub-divided into two classes of shares to correspond with the two classes of shares of the existing series of the Fund.

Shares of the respective classes of the Fund and the Trust have equal dividend rights, are fully paid, non-assessable, and freely transferable, have the same conversion rights and have no preemptive or subscription rights. Shares of the respective classes of both the Fund and the Trust have equal voting and liquidation rights and have one vote per share. The Trust will have the same fiscal year as the Fund.

FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION

ARE THERE ANY TAX CONSEQUENCES FOR STOCKHOLDERS?


It is anticipated that the transaction contemplated by the Agreement and Plan will be tax free for federal and New York state income tax purposes. Consummation of the Reorganization is subject to receipt of an opinion of Messrs. Bleakley Platt & Schmidt, counsel to the Trust and the Fund, that the Reorganization will not give rise to the recognition of a gain or loss for federal or state income tax purposes to the Fund, the Trust or stockholders of the Fund or shareholders of the Trust. A stockholder's adjusted basis for tax purposes in the shares of the Trust after the closing of the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the closing of the Reorganization. Each stockholder should consult his or her own tax advisor with respect to the details of these tax consequences and with respect to local tax consequences of the proposed transaction.


TEMPORARY WAIVER OF CERTAIN INVESTMENT RESTRICTIONS

Certain of the Fund's present investment restrictions would preclude the Fund from carrying out the Reorganization. Specifically, such investment restrictions prohibit the Fund from acquiring control of any company or purchasing more than a certain percentage of ownership of another investment company or other company. Stockholder approval of the Reorganization would be deemed to be a waiver of these restrictions for the specific purpose of engaging in the Reorganization.

INFORMATION CONCERNING THE BOARD OF TRUSTEES OF THE TRUST

     THE ROLE OF THE TRUSTEES IS TO PROVIDE GENERAL OVERSIGHT OF THE TRUST'S BUSINESS, AND TO ENSURE THAT THE TRUST IS OPERATED FOR THE BENEFIT OF ITS SHAREHOLDERS. THE TRUSTEES WILL MEET MONTHLY AND REVIEW THE TRUST'S INVESTMENT PERFORMANCE. THE TRUSTEES WILL ALSO OVERSEE THE SERVICES FURNISHED TO THE TRUST BY ITS INVESTMENT MANAGER AND VARIOUS OTHER SERVICE PROVIDERS.

     IF YOU VOTE "YES" TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE EFFECT OF ELECTING THE CURRENT NOMINEES FOR DIRECTORS OF THE FUND AS THE TRUSTEES OF THE TRUST.

If the Reorganization is approved, the Fund will vote the share of beneficial interest it holds of each class of the Trust for the election of each of the current nominees for Director of the Fund as the Trustees of the Trust. If approved, each Trustee shall serve as such until the next election or until his term is terminated as provided in the Trust's governing instrument. The compensation of such Trustees will be identical to that of the nominees for Director of the Fund, as described in this proxy statement.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS OF THE TRUST

     IF YOU VOTE TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE SAME EFFECT AS A VOTE RATIFYING THE SELECTION OF COOPERS AS THE INDEPENDENT AUDITORS FOR THE TRUST FOR THE CURRENT FISCAL YEAR. COOPERS IS ONE OF THE COUNTRY'S PREEMINENT ACCOUNTING FIRMS, AND PRESENTLY SERVES AS THE INDEPENDENT AUDITORS FOR THE FUND.

At a meeting held on April 18, 1996, the Board of Trustees of the Trust selected Coopers to serve as the independent auditors to audit the books and accounts of the Trust for the fiscal year ending May 31, 1997. If this proposal is approved, the Fund will vote the shares of beneficial interest it holds in the Trust for ratification of the selection of Coopers as the independent auditors of the Trust. A representative of Coopers is not expected to be present at the meeting.

INFORMATION CONCERNING ADVISERS AND THE MANAGEMENT AGREEMENTS

     IF YOU VOTE TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE SAME EFFECT AS A VOTE APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND ADVISERS, WHICH IS SUBSTANTIALLY IDENTICAL TO THE AGREEMENT CURRENTLY IN PLACE FOR THE FUND. THE INVESTMENT MANAGEMENT AGREEMENT ESTABLISHES THE RELATIONSHIP BETWEEN A MUTUAL FUND AND ITS INVESTMENT MANAGER, AND OUTLINES THE RESPONSIBILITIES OF THE MANAGER AND THE COMPENSATION TO BE PAID BY THE FUND FOR THE MANAGEMENT OF ITS ASSETS.

     INCLUDED BELOW IS DETAILED INFORMATION ABOUT ADVISERS AS WELL AS THE CURRENT AND PROPOSED INVESTMENT MANAGEMENT AGREEMENTS.

If this proposal is approved, the Fund will vote the share of beneficial interest it holds in each class of the Trust for approval of the management agreement between the Trust and Advisers.

ADVISERS

Advisers, whose principal address is 777 Mariners Island Boulevard, San Mateo, California 94404, serves as the investment manager of the Fund and is proposed to also serve as investment manager of the Trust. Advisers is a registered investment adviser and a wholly-owned subsidiary of Resources, whose principal address is 777 Mariners Island Boulevard, San Mateo, California 94404. Through its subsidiaries, Resources is engaged in various aspects of the financial services industry.

Advisers also provides advisory and management services to 36 investment companies (124 separate series) in the Franklin Group of Funds(R) which collectively have aggregate assets over $81 billion. Charles B. Johnson is Chairman of the Board of Advisers, Rupert H. Johnson, Jr. is President and Director of Advisers. Charles B. Johnson and Rupert H. Johnson, Jr. beneficially own approximately 20% and 16%, respectively, of Resources' outstanding voting securities, which are traded on the New York Stock Exchange. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. See "Proposal I: Election of Directors" which sets forth the officers of the Trust and the Fund who are officers of Advisers. The address of each officer and director of Advisers is the office of Advisers stated above.

Certain officers and directors of the Trust and the Fund, respectively, are stockholders of Resources and may be deemed to receive indirect remuneration by virtue of their participation in management fees, underwriting commissions, or Rule 12b-1 distribution fees received or to be received by Advisers or Distributors, the Fund's principal underwriter. Distributors' principal address is 777 Mariners Island Boulevard, San Mateo, California 94404.

MANAGEMENT AGREEMENT WITH THE TRUST


Under the management agreement with the Trust, which is substantially identical to the management agreement currently in effect for the Fund, Advisers will provide investment research and portfolio management services, including the selection of securities for the Trust to purchase, hold or sell and the selection of brokers through whom the Trust's portfolio transactions are executed. Advisers' activities will be subject to the review and supervision of the Trust's Board of Trustees to whom Advisers will render periodic reports of the Trust's investment activities. Advisers will furnish the Trust with office space and office furnishings, facilities and equipment reasonably required for managing the business affairs of the Trust; maintain all internal bookkeeping, clerical, secretarial and executive personnel and services; and provide certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. The Trust will bear all of its expenses not assumed by Advisers.

Pursuant to the management agreement, the Trust will be obligated to pay Advisers a fee computed as of the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100,000,000; and 1/24 of 1% of the value of net assets over $100,000,000 and not over $250,000,000; and 9/240 of 1% of the value of net assets over $250,000,000 and not over $10 billion; and 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and 19/600 of 1% of the value of net assets over from $17.5 billion and not over $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. Each class will pay its share of the fee as determined by the proportion of the Trust that it represents. The management agreement specifies that the management fee will be reduced or eliminated to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Trust as prescribed by any state in which the Trust's shares are registered. The most stringent current limit requires Advisers to reduce or eliminate its fee to the extent that aggregate operating expenses of the Trust (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Trust, 2% of the next $70 million of average net assets of the Trust and 1.5% of average net assets of the Trust in excess of $100 million. Expense reductions with respect to the Fund have not been necessary based on state requirements.


The management agreement was approved by the Board of Trustees at a meeting held on July 15, 1996. Once the agreement is formalized in connection with the Reorganization, it will be in effect for an initial period of two years and may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Trust's Trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the (1) vote of the Board of Trustees of the Trust or vote of the holders of a majority of the outstanding voting securities of the Trust, on 30 days' written notice to Advisers or (2) Advisers, on 30 days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

MANAGEMENT AGREEMENT WITH THE FUND


The management agreement between the Fund and Advisers, dated May 1, 1994, was most recently renewed by the Board on July 15, 1996 to continue in effect until July 31, 1997, and was last submitted to stockholders on March 2, 1994 for the purpose of approving a new management agreement with Advisers. The terms of the Fund's management agreement are the same in all material respects as the Trust's management agreement with Advisers, except for the effective and termination dates. The Fund paid management fees to Advisers for the fiscal year ended May 31, 1996 of $21,810,902. For the fiscal year ended May 31, 1996, the Fund did not pay any commissions to any affiliated brokers.


SIMILAR FUNDS MANAGED BY ADVISERS

Advisers also serves as the investment manager for certain other mutual funds whose investment objectives are similar to those of the Fund and the Trust. The following table provides information about such funds and summarizes the rate of investment management fees paid to Advisers by such funds:


                         ASSET SIZE
                            AS OF               MANAGEMENT FEE RATE BASED ON THE
FUND NAME               MAY 31, 1996            BASED ON THE
                                                VALUE OF NET ASSETS
- ------------------------------------------------------------------------------
Franklin New York
Intermediate-Term
Tax-Free Income Fund      $ 43,166,072          (computed as of the close of
                                                business on the last business
                                                day of the month)

                                                5/96 of 1% (approximately 5/8 of
                                                1% per year) up to and including
                                                $100,000,000; and
                                                1/24 of 1%  (approximately  1/2
                                                of 1% per year) over
                                                $100,000,000  and not over
                                                $250,000,000; and
                                                9/240 of 1% (approximately
                                                45/100 of 1% per year) in excess
                                                of $250,000,000

Franklin New York
Insured Tax-Free
Income Fund               $255,466,034          (computed as of the close of
                                                business on the last business
                                                day of the month)

                                                5/96 of 1% (approximately 5/8 of
                                                1% per year) up to and including
                                                $100,000,000; and
                                                1/24 of 1% (approximately 1/2 of
                                                1% per year) over $100,000,000
                                                and not over $250,000,000; and
                                                9/240 of 1% (approximately
                                                45/100 of 1% per year) in excess
                                                of $250,000,000

INFORMATION CONCERNING THE TRUST'S DISTRIBUTION PLANS

     IF YOU VOTE TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE SAME EFFECT AS A VOTE APPROVING THE DISTRIBUTION PLANS THAT WERE ADOPTED BY THE TRUST PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT FOR EACH OF ITS CLASSES (THE "PLANS"), AND WHICH ARE SUBSTANTIALLY IDENTICAL TO THE DISTRIBUTION PLANS CURRENTLY IN PLACE FOR THE RESPECTIVE CLASSES OF THE FUND.

     EACH PLAN AUTHORIZES THE TRUST TO REIMBURSE DISTRIBUTORS OR OTHERS FOR EXPENSES RELATING TO THE DISTRIBUTION OF THE SHARES OF THE RESPECTIVE CLASS OF THE TRUST IN AMOUNTS OF UP TO SPECIFIED PERCENTAGES OF SUCH CLASS' AVERAGE DAILY NET ASSETS PER YEAR. INCLUDED BELOW IS DETAILED INFORMATION ABOUT THE PLANS (AND THE EXISTING DISTRIBUTION PLANS CURRENTLY IN PLACE FOR THE FUND), AS WELL AS INFORMATION ABOUT DISTRIBUTORS.

A separate Plan was approved and adopted by the Board of Trustees for each class ("Class I Plan" and "Class II Plan," respectively) at a meeting held on July 15, 1996. If this proposal is approved, the Fund will vote its share of beneficial interest of each class of the Trust for approval of the Plan applicable to the particular class.


Under the Plans, Distributors or others will be entitled to be reimbursed each quarter for actual expenses, subject to certain maximums, incurred in the distribution and promotion of the Trust's shares, including, but not limited to, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Trust, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses. All expenses of distribution and marketing over the maximum amounts allowable under the Plans will be borne by Distributors, or others who have incurred them, without reimbursement by the Trust, and the Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or be reimbursed in subsequent years.


The maximum amount which the Trust may pay to Distributors or others under the Class I Plan for distribution expenses is 0.10% per year of the class' average daily net assets payable on a quarterly basis. In implementing the Class I Plan, the Board has determined that the annual fees payable under the Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Fund and the Trust that were acquired by investors on or after May 1, 1994, the effective date of the Fund's Class I distribution plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before the effective date of the Fund's Class I distribution plan ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee relating to the Class I Plan is a Class I expense so that all shareholders regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. The rate at which Rule 12b-1 fees were charged during the Fund's previous fiscal year was .07% of Class I's average daily net assets. It is likely that, as the proportion of Class I shares purchased on or after the effective date of the Class I Plan increases in relation to outstanding Class I shares, the expenses attributable to payments under the Plan will also increase (but will never exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Trustees of the Trust to allow the Trust to pay a full 0.10% on all assets attributable to Class I at any time. The approval of the Board of Trustees would be required to change the calculation of the payments to be made under the Plan.

Under the Class II Plan, the Trust pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's average daily net assets payable quarterly. Such fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. In addition, the Class II Plan provides for an additional payment by the Trust of up to 0.15% per annum, payable quarterly, of the Class II's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Trust on behalf of the customers, and similar activities related to furnishing personal services and maintaining shareholder accounts.

Under both Plans, Distributors will be required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board of Trustees with such other information as may be reasonably requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued.

Each Plan will be in effect for an initial period of one year from its adoption, and will be renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the Trustees who are non-interested persons of the Trust, and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It will also be required that the selection and nomination of such trustees be made by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty, by vote of a majority of the non-interested Trustees on not more than 60 days written notice, by Distributors on not more than 60 days written notice, by any act that constitutes an assignment of the management agreement with Advisers, or by vote of a majority of the Trust's outstanding shares. The Class I Plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the relevant class' outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.


INFORMATION CONCERNING THE FUND'S DISTRIBUTION PLANS

The Fund has also adopted Class I and Class II distribution plans pursuant to Rule 12b-1 under the 1940 Act, which were most recently approved by the Board of Directors of the Fund on July 15, 1996, to continue in effect until July 31, 1997. The Fund's distribution plans are the same in all material respects as the Trust's Plans, including the way in which the annual fees payable under the Plans are calculated.


For the fiscal year ended May 31, 1996, the amount of distribution fees paid by the Fund was $3,158,248 or .07% of the average net assets of the Class I shares, and $113,477 or .65% of the average net assets of the Class II shares. As described above, the purpose of such fees is to compensate or reimburse Distributors for distribution and related expenses.


INVESTOR SERVICES


Investor Services, a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and the Fund and also acts as the transfer agent and dividend-paying agent for the Trust and the Fund. Investor Services is compensated on the basis of a fixed fee per account. For the fiscal year ended May 31, 1996, the Fund paid $1,103,822 to Investor Services for its services.


                           PROPOSAL IV: OTHER MATTERS

The Board does not intend to bring any matters before the Meeting other than Proposals I, II, and III described above and is not aware of any other matters to be brought before the Meeting or of any adjournments thereof by others. If any other matters legally come before the Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the persons named in said proxy.


In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


                                OTHER INFORMATION

THE INFORMATION SET OUT BELOW, WHILE NOT DIRECTLY RELATED TO THE PROPOSALS THAT YOU ARE BEING ASKED TO CONSIDER, IS REQUIRED BY THE SEC TO BE INCLUDED IN THE PROXY STATEMENT.

SHAREHOLDERS' PROPOSALS


If Proposal III is not approved by shareholders, the Fund anticipates holding its next annual meeting in September 1997. Any shareholder intending to present any proposal for consideration at the Fund's next meeting must, in addition to meeting other applicable requirements, mail such proposal so that it is received at the Fund's executive offices not less than 120 days in advance of August 9, 1997.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended May 31, 1996 will be mailed to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report or the most recent Semi-Annual Report by writing the Fund at the address above or calling the Fund at 1-800/DIAL BEN.

                                        Respectfully Submitted,

                                        BRIAN E. LORENZ
                                        Secretary


Dated: August 9, 1996
San Mateo, California

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.


WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.


                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization (the "Agreement") is made this _____ day of ______________, 1996 by and between Franklin New York Tax-Free Income Fund, Inc. (the "Fund") a New York corporation with its principal place of business at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777, and Franklin New York Tax-Free Income Fund (the "Trust"), a business trust created under the laws of the State of Delaware with its principal place of business at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777.


In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.   PLAN OF REORGANIZATION.


     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of beneficial interest of the Trust, par value $0.01, equal in number to the number of full and fractional shares of common stock, with $0.01 par value, of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").


     (b) The Trust will effect such delivery by establishing an open account for each stockholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the Trust such stockholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the Trust shall be deemed to be the same as the net asset value per share of each class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the Trust. Each stockholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the Trust. However, a stockholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the stockholders of record of the Fund, the shares of the Fund held by such stockholder shall be canceled.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under New York law to effect a complete dissolution of the Fund.


2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall commence at 3:00 p.m. Pacific time on September 30, 1996, or such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and Trust, 777 Mariners Island Boulevard, San Mateo, CA 94404.


3.   CONDITIONS  PRECEDENT.  The  obligations  of the  Fund  and  the  Trust  to
     effectuate   the   Reorganization   hereunder   shall  be  subject  to  the
     satisfaction of each of the following conditions:

     (a) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;


     (b) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended (the "1940 Act"), containing (i) such amendments to such Registration Statement as are determined by the Directors of the Fund to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

     (c) Confirmation shall have been received from the Commission or the Staff thereof that Trust shall, effective upon or before the Closing Date of the Reorganization, be duly registered as an open-end management investment company under the 1940 Act;


     (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Bleakley Platt & Schmidt, White Plains, New York, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal or state income tax purposes to the Fund, the Trust or stockholders of the Fund or the Trust;


     (e) The Trust shall have received an opinion from Messrs. Bleakley Platt & Schmidt, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization contemplated thereby, and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the fund in accordance with its terms; and (ii) the Fund is duly organized and validly existing under the laws of the State of New York.

     (f) The Fund shall have received an opinion from Messrs. Bleakley, Platt & Schmidt, White Plains, NY, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization contemplated thereby and the execution of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware; and (iii) the shares of each class of the Trust to be issued in the Reorganization pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust.


     (g) The shares of the Trust shall have been duly qualified for offering to the public in those states of the United States, and jurisdictions where they are presently qualified so as to permit the transfers contemplated by this Agreement to be consummated;

     (h) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by an affirmative vote of at least two-thirds of all votes entitled to be cast at a meeting of the stockholders of the Fund including a majority of the shares outstanding in each class;

     (i) The stockholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each class of the Trust, to:

          (1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Messrs. Ashton, Fortunato, Charles B. Johnson, Rupert H. Johnson, Jr., and Macklin;


          (2) Select Coopers & Lybrand L.L.P., as the independent auditors for the Trust for the fiscal year ending May 31, 1997;


          (3) Approve a new investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.; and


          (4) Approve a distribution plan for each class of the only series of the Trust, as adopted pursuant to Rule 12b-1 under the Investment 1940 Act, which is substantially identical to the current 12b-1 distribution plan for each class of stock of the Fund.


     (j) The Trustees shall have taken the following action at a meeting duly called for such purposes:

          (1)  Approval of the Trust's Custodian Agreement;


          (2) Selection of Coopers & Lybrand L.L.P. as the Trust's auditors for the fiscal year ending May 31, 1997;


          (3) Approval of an investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

          (4) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of the Trust, to the Fund in consideration for the payment of its then current public offering price for the purpose of enabling the Fund to vote on matters referred to in paragraph (i) of this
               Section 3;

          (5)  Submission  of the matters  referred to in paragraph  (i) of this
               Section 3 to the Fund as sole shareholder of the Trust; and

          (6) Authorization of the issuance by the Trust of shares of the Trust on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

          At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Fund.

4. TERMINATION. The Board of Directors of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the stockholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. FURTHER ASSURANCES. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President and its seal to be affixed hereto and attested by its Secretary, all as of the day and year first-above written.



Attest:                                 Franklin New York
                                        Tax-Free Income Fund, Inc.


By: ______________________              By: ________________________
    Brian E. Lorenz                         Charles B. Johnson
    Secretary                               President



Attest:                                 Franklin New York
                                        Tax-Free Income Fund


By: ______________________              By: ________________________
    Brian E. Lorenz                         Charles B. Johnson
    Secretary                               President



                                   APPENDIX B
              DIFFERENCES BETWEEN THE LEGAL STRUCTURE OF A DELAWARE
                    BUSINESS TRUST AND A NEW YORK CORPORATION


The following discussion provides a summary of the material differences between the legal structure of a Delaware business trust, created pursuant to the Delaware Business Trust Act (the "Delaware Act"), and a corporation organized under the New York Business Corporation Law (the "New York Act"). The different legal structures are considered by contrasting the provisions of the charter documents of the Franklin New York Tax-Free Income Fund, Inc., which is a New York corporation (the "Fund"), with the governing documents of its proposed successor, Franklin New York Tax-Free Income Fund, a Delaware business trust (the "Trust"), as well as the respective laws applicable to such entities.

GOVERNING INSTRUMENTS

The business and affairs of the Fund are governed under the New York Act by its Certificate of Incorporation ("Certificate") and by its bylaws. An Agreement and Declaration of Trust ("Declaration of Trust") and bylaws are the instruments which provide for the governance of the business and affairs of the Trust.

MULTIPLE SERIES AND CLASSES

Mutual funds commonly issue a number of different series of shares of stock, each of which has its own investment objective and policies and represents a different pool of portfolio securities. Investors can buy shares of a fund's various series, such as an equity, bond or money market series, which are generally viewed by shareholders, in effect, as separate funds.

The Fund's Certificate currently provide for a single series of stock, which is further subdivided into two separate classes of shares carrying differing sales and distribution charges and voting rights. Under the Fund's Certificate, consistent with the New York Act, the Board of Directors of the Fund may not, however, create any series or class of shares of the Fund without seeking and obtaining shareholder approval of an amendment to the Fund's Certificate.

The Delaware Act, unlike the New York Act, would allow the Board of Trustees of the Trust to create additional series or classes of beneficial interests (shares), having such relative rights, powers and duties as the Declaration of Trust may provide. Furthermore, additional series and/or classes of shares may be created by resolution of the Board of Trustees without requiring shareholder approval.

Under the Delaware Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") are enforceable only against the assets of such series, and not against the assets of the trust generally, provided that certain requirements are satisfied. The Trust intends to fulfill such requirements and its Declaration of Trust provides that each of its series shall not be charged with the liabilities of another series. The New York Act does not contain specific statutory provisions addressing series liability with respect to a multiple series investment company; although, if the stock of a corporation is divided into series, the New York Act requires the articles of incorporation to set forth any preferences or restrictions relating to such series. Therefore, liabilities incurred with respect to a particular series may be enforceable against the Fund generally.


Notwithstanding the foregoing, a court applying federal securities law may not respect provisions which serve to limit the liability of one series of an investment company's shares for the liabilities of another series. Several Federal district court holdings indicate that the provisions relating to series liability that are contained in either the governing instrument of a Delaware business trust ("DBT") or in the certificate of incorporation of a New York corporation may be preempted by the way in which the courts interpret the 1940 Act. Although provisions relating to series liability in the governing instrument of a DBT or the articles of incorporation of a New York corporation may be preempted by judicial interpretation of the 1940 Act, such provisions in the governing instrument of a DBT may be more likely to be upheld because the Delaware Act contains an express statutory provision.


SHAREHOLDER VOTING POWERS AND MEETINGS


Shareholders of both a DBT and a New York corporation are subject to the voting requirements contained in the 1940 Act in connection with the election and removal of trustees or directors, the selection of auditors and the approval of investment advisory agreements and any plan of distribution. There are differences, however, in the Delaware Act and the New York Act with respect to shareholder voting on other matters.


The Delaware Act provides that the governing instrument may grant to, or withhold from, all or certain trustees or beneficial owners, or a specified class, group or series of trustees or beneficial owners, the right to vote, separately or with any or all other classes, groups or series of the trustees or beneficial owners on any matter.

AMENDING GOVERNING DOCUMENTS. The Delaware Act provides more flexibility, as compared with the New York Act, with respect to procedures for amending a fund's governing documents. The Trust's Declaration of Trust states that, if shares have been issued, shareholder approval is only required in order to adopt any amendments to the Declaration of Trust which would adversely affect to a material degree the rights and preferences of the shares of any series (or class) or to increase or decrease the par value of the shares of any series (or class). In addition, before adopting any amendment to the Declaration of Trust relating to shares without shareholder approval, the trustees are required to determine that it is: (i) consistent with the fair and equitable treatment of all shareholders; and (ii) shareholder approval is not required by the 1940 Act or other applicable law.

Under the New York Act, the Fund's Certificate may only be amended, with certain minor exceptions if approved by both the Board of Directors and a majority of the Fund's outstanding shares entitled to vote. One practical effect of the differences between the Delaware Act and the New York Act for the Fund is that the Fund would be required to seek shareholder approval in order to amend its Certificate to allow it to create new series or classes; or change the name of the Fund or its series, while the board of a fund organized as a DBT could approve such changes without the expense or delay associated with obtaining shareholder approval.

GENERAL VOTING REQUIREMENTS. The governing documents of the Trust and Fund contain different requirements with respect to establishing a quorum of shareholders for purposes of holding a shareholder vote at a meeting of shareholders. Unless a larger quorum is required by the applicable provisions of the 1940 Act, the Declaration of Trust of the Trust provides that a majority of the shares entitled to vote on a matter, present either in person or by proxy, shall constitute a quorum at a shareholders' meeting. Consistent with the Declaration of Trust, the bylaws of the Trust further provide that, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, unless the question is one for which a different vote is required by express provision of Delaware law, the 1940 Act or the Declaration of Trust. With respect to the election of Trustees, only a plurality vote is necessary.

Similar to the Trust's Declaration of Trust, the Fund's bylaws and the New York Act provide that the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote shall constitute a quorum, except as otherwise provided by the 1940 Act or the Fund's Certificate. When a quorum is present, a majority vote of the shares entitled to vote held by stockholders present in person or by proxy shall decide any matter, unless the question is one for which a two-thirds majority or some other percentage is required under the New York Act, the 1940 Act or the Fund's Certificate. The bylaws provide that a plurality of the shares present in person or by proxy shall elect the Directors.

MEETINGS OF SHAREHOLDERS. Under the Delaware Act, annual meetings of a registered investment company's shareholders are not required to be held. The Delaware Act does not require annual meetings to be held in any case; however, the bylaws of the trust provide that an annual meeting of shareholders will be held if the 1940 Act requires the election of trustees to be acted upon.

Unlike the Delaware Act, the New York Act requires that a meeting of shareholders be held annually. Failure to hold such a meeting, however, neither affects the validity of any corporate action nor will such failure operate as a forfeiture or dissolution of the corporation.

SHAREHOLDER LIABILITY

The Delaware Act provides that, except to the extent otherwise provided in the governing instrument, the beneficial owners of a DBT shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of Delaware. There is no specific provision in the Fund's Declaration of Trust or bylaws varying this provision. As a general matter, shareholders of a New York corporation are not liable for the obligations of the corporation.

LIABILITY OF DIRECTORS/TRUSTEES

The Delaware Act provides that a trustee shall not be personally liable to any person other than the business trust or a beneficial owner for any act, omission or obligation of the business trust or any trustee. The Delaware Act also states that the trustee's duties and liabilities to the trust and its shareholders may be expanded or restricted by provisions in the governing instrument. In this regard, the Trust's Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other trustee. In addition, the Declaration of Trust also states that the trustees, acting in their capacity as trustees, shall not be personally liable for acts done by or on behalf of the Trust.


The New York Act requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and its shareholders and with such care, including reasonable inquiry, that an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his or her duties in accordance with this standard has no liability by reason of being or having been a director. A director, may be personally liable to the corporation for voting or assenting to a distribution of assets to stockholders or taking other action which is in violation of its Certificate or provisions of the New York Act.


INDEMNIFICATION

The Declaration of Trust, consistent with the Delaware Act, provides that the Trust, subject to its Declaration of Trust and bylaws, may indemnify, out of its assets, and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages, arising out of, or related to, such trustee's performance of his or her duties as a trustee or officer. Pursuant to the Declaration of Trust, the Trust will not indemnify any trustee or officer from or against any liability to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Pursuant to the New York Act a director may not be indemnified if it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. In the case of a proceeding by or in the right of the corporation against a director, indemnification may not be made in respect of any proceeding in which the director is adjudged to be liable to the corporation. In addition, a director may not be indemnified when he or she is adjudged to be liable on the basis that he or she improperly received personal benefits, regardless of whether or not the proceeding involves action in the director's official capacity. There is a comparable provision in the Trust's bylaws. Also similar to the bylaws of the Trust, the New York Act states that the termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the standard of conduct to permit indemnification by the Fund.

Similar to the Declaration of Trust, the Fund's bylaws provide that the Fund shall not protect any officer or director for any liability arising from the willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person's duties to the Fund.

INSURANCE

The Delaware Act does not contain a provision specifically related to insurance. The Declaration of Trust, however, provides that the Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity (or former capacity) with the Trust. The bylaws of the Trust permit insurance coverage to the fullest extent permitted by law and extend such coverage to employees of the Trust.


The New York Act provides that the Fund may purchase insurance on behalf of any director, officer or employee of the Fund against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Fund would have the power to indemnify such person against such liability provided that insurance may not provide for payment, other than costs of defense where a director, officer, trustee, or employee is adjudged to have acted dishonestly or obtained a profit or gain to which he was not entitled.







                                                                       115 STKPY







                               FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.

                               THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS
                               PROXIES FOR HIS SHARES AND APPOINTS, CHARLES B.
PROXY SERVICES                 JOHNSON, BRIAN E. LORENZ, HARMON E. BURNS, AND
POST OFFICE BOX 9002           DEBORAH R. GATZEK, AND EACH OF THEM, PROXIES OF
FARMINGDALE, NY 11735-9838     THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION
                               TO VOTE ALL SHARES OF FRANKLIN NEW YORK TAX-FREE
                               INCOME FUND, INC. (THE "FUND") WHICH THE
                               UNDERSIGNED IS ENTITLED TO VOTE AT THE FUND'S
                               ANNUAL MEETING OF  SHAREHOLDERS TO BE HELD AT THE
                               WESTCHESTER  MARRIOTT  HOTEL,  670 WHITE  PLAINS
                               ROAD,  TARRYTOWN,  NEW YORK  10591 AT 10:00 A.M.
                               EASTERN  TIME ON THE 18TH DAY OFSEPTEMBER, 1996,
                               INCLUDING ANY ADJOURNMENTS THEREOF, UPON THE
                               MATTERS SET FORTH BELOW.

                               THIS PROXY IS  SOLICITED  ON BEHALF OF THE
                               BOARD  OF  DIRECTORS.  IT WILL BE VOTED AS
                               SPECIFIED.  IF NO  SPECIFICATION  IS MADE,
                               THIS PROXY SHALL BE VOTED IN FAVOR OF EACH
                               LISTED  PROPOSAL  (INCLUDING  ALL NOMINEES
                               FOR  DIRECTORS)  AND WITHIN THE DISCRETION
                               OF  THE   PROXYHOLDERS  AS  TO  ANY  OTHER
                               BUSINESS WHICH MAY LEGALLY COME BEFORE THE
                               MEETING.

PLEASE SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE. NO POSTAGE
REQUIRED IF MAILED IN THE U.S.

TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS [X]           NYTFI   KEEP THIS PORTION FOR YOUR RECORDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.


VOTE ON DIRECTORS
                                            I.  ELECTION OF DIRECTORS: 01)
                                                HARRIS J. ASHTON, 02) S.
           WITH         FOR                     JOSEPH FORTUNATO, 03) CHARLES B.
FOR        HOLD         ALL                     JOHNSON, (04 RUPERT H. JOHNSON,
ALL        ALL          EXCEPT                  JR., AND 05) GORDON S. MACKLIN

                                           -------------------------------------
VOTE ON PROPOSALS
FOR        AGAINST      ABSTAIN
                                            II.  TO RATIFY THE SELECTION OF
                                            COOPERS & LYBRAND L.L.P., CERTIFIED
                                            PUBLIC ACCOUNTANTS, AS THE
                                            INDEPENDENT AUDITORS FOR THE FUND
                                            FOR THE FISCAL YEAR ENDING MAY 31,
                                            1997.

                                            III.  TO APPROVE A CHANGE OF THE
                                            FUND'S PLACE AND FORM OF
                                            ORGANIZATION FROM A NEW YORK
                                            CORPORATION TO A DELAWARE BUSINESS
                                            TRUST.

FOR        AGAINST      ABSTAIN

                                            IV.   TO VOTE UPON ANY OTHER
                                            BUSINESS WHICH MAY LEGALLY COME
                                            BEFORE THE MEETING.



TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. IF SIGNING FOR ESTATES, TRUSTS, OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN.


- --------------------          ---------------------------          -------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)             DATE